Derivative Liabilities	12 Months Ended
Dec. 31, 2023
Derivative Liabilities [Abstract]
DERIVATIVE LIABILITIES

NOTE 10 — DERIVATIVE LIABILITIES

In connection with the IPO the Company issued 3,717,473 warrants to purchase up to 531,068 Ordinary Shares (“IPO Warrants”). Given their contractual terms, from the issuance date and up until the 90th day immediately following issuance, the IPO Warrants did not meet the U.S. GAAP definition for equity classification. As such, they were classified as a liability up until November 28, 2022. Upon issuance, the IPO Warrants (which included the right to issue Additional Warrants) were accounted for as derivative instrument which was classified as a liability and measured at fair value through profit or loss. The fair value was approximately $8.2 million.

On November 28, 2022, following the adjustment to the exercise price and issuance of 2,824,525 Additional Warrants to purchase up to 403,504 Ordinary Shares, the Company determined that all conditions for equity classification under U.S. GAAP were met for the IPO Warrants, and as such, the fair value of the IPO warrants as of November 28, 2022, at the amount of $3,319 thousand, was recorded as a component of Company’s shareholder’s equity. The term of the Additional Warrants is five (5) years from the issuance date and exercisable for up to 403,504 ordinary shares at exercise price of $14.14 per share. Each Additional Warrant holder receives semi-annual payments equal to approximately 2.3% of the Company’s gross revenues, calculated for the first and second six-month fiscal periods, shared pro rata among qualified holders (“Revenue Sharing Payment”). The Revenue Sharing Payment related to 2023 and 2022 was $269 thousand and $40 thousand, respectively.

The value of the IPO Warrants upon issuance and the Additional Warrants upon issuance and at year-end was calculated based on the binomial option pricing model.

For the year ended December 31, 2023 and 2022, the Company recorded finance income of $841 thousand and $2,710 thousand, respectively to account for the change in the value of the IPO Warrants and Additional Warrants during the period.

The following table presents changes in the fair value of the derivative warrant liability (in thousands)

Balance as of December 31, 2021	$137
Issuance of warrants in connection with the IPO	8,220
Change in fair value	(2,822)
Classification to additional paid in capital	(3,319)
Balance as of December 31, 2022	2,216
Change in fair value	(841)
Balance as of December 31, 2023	1,375

The following table lists the significant unobservable inputs used for calculation of fair value of the IPO Warrants and Additional Warrants during the year:

	2023	2022
Expected volatility	101.39%	77.57%-78.89%
Exercise price	$14.14	$14.14
Share price	$3.05	$10.71-13.055
Risk-free interest rate	3.93%	3.27%-4.04%
Dividend yield	-	-
Expected life	3.91	3-4.74
WACC	20.4%	21.5%-23.3%

Additionally, the revenue forecast over the life of the Additional Warrants is a significant input in determining the price of the Additional Warrants as of December 31, 2023 and 2022.